Exhibit 99.1

Digirad Corporation Announces Preliminary Guidance for 2020

Anticipates growing revenues, earnings, and cash flow while optimizing costs and capital optimization

Seeks additional attractive acquisition opportunities

Suwanee, GA, September 16, 2019 – Digirad Corporation (NASDAQ: DRAD; DRADP) (“Digirad” or the “Company”) converted into a diversified holding company (“HoldCo”) following the September 10, 2019 acquisition of ATRM Holdings, Inc. (“ATRM”). Digirad announced today preliminary guidance for 2020 and the primary tenets of its growth strategy.

HoldCo has three divisions*:

•	Healthcare Imaging (Digirad Health): designs, manufactures, and distributes diagnostic medical imaging products and offers mobile healthcare services and solutions to healthcare providers (hospitals and physicians)
•	Building & Construction (ATRM): services residential and commercial construction projects by manufacturing modular housing units, structural wall panels, permanent wood foundation systems, and other engineered wood products, and supplies general contractors with building materials
•	Real Estate & Investment Management: manages real estate assets (currently three manufacturing plants in Maine) and investment funds

* For more information download Digirad’s investor presentation at http://ir.digirad.com/events-presentations.

“We are very excited to commence operations as a diversified holding company,” said Jeff Eberwein, Chairman of Digirad. “Under this new structure, our objective is to maximize shareholder value over the long term through high-return internal investments that promote revenue growth, operating efficiencies, and cash flow generation. We will also look for attractive acquisition opportunities in two categories: bolt-on acquisitions for our existing platform companies as well as acquisitions that create new platform companies for HoldCo.”

FY 2020 Guidance

For FY 2020, Digirad’s guidance ranges are revenues of $130 million to $150 million, adjusted EBITDA (as defined below) of $10 million to $12 million, and free cash flow (as defined below) of $7 million to $9 million. ($5 million to $7 million after preferred stock dividends). Free cash flow will be used for debt reduction, internal growth initiatives, and acquisitions.

The HoldCo structure allows each division to benefit from the use of a shared services center, which will handle corporate functions so that the management teams of the operating businesses can focus on operations, growth, and bolt-on acquisition opportunities. The Company believes that this model will result in lower costs and improved operating and financial performance going forward. It will also optimize the use of capital and other internal resources.

1

Use of Non-GAAP Financial Measures by Digirad Corporation

This Digirad news release presents the non-GAAP financial measures “Adjusted EBITDA” (defined as “earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation, and other one-time transaction costs such as merger and acquisitions, financing and etc.”) and “Free Cash Flow” (defined as “net cash from operating activities excludes expenditures on purchases of property and equipment, net of dispositions”). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All figures based on Digirad guidance for 2019 and projections for 2020 for Digirad are after conversion into a diversified holding company (“HoldCo”).

These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP adjusted EBITDA financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies.

About Digirad Health

Digirad Health designs, manufactures, and distributes diagnostic medical imaging products. Digirad Health operates in three businesses: Diagnostic Services, Mobile Healthcare, and Diagnostic Imaging. The Diagnostic Services business offers imaging and monitoring services to healthcare providers as an alternative to purchasing the equipment or outsourcing the job. The Mobile Healthcare business provides contract diagnostic imaging, including computerized tomography (“CT”), magnetic resonance imaging (“MRI”), positron emission tomography (“PET”), PET/CT, and nuclear medicine and healthcare expertise through a convenient mobile service. The Diagnostic Imaging business develops, sells, and maintains solid-state gamma cameras.

About ATRM

ATRM manufactures modular housing units for commercial and residential applications. ATRM operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply retail operations. The modular building manufacturing business is operated by KBS Builders, the structural wall panel and wood foundation manufacturing segment is operated by EdgeBuilder, and the retail building supplies are sold through Glenbrook Lumber. KBS Builders, EdgeBuilder and Glenbrook Lumber are wholly-owned subsidiaries of ATRM.

2

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Digirad Corporation (“Digirad,” “DRAD” or the “Company”) or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company Preferred Stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; the length of time associated with servicing customers; losses of significant contracts; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting illiquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s Common Stock and Preferred Stock; stock volatility and illiquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company Preferred Stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, including to successfully integrate ATRM’s operations and realize the synergies from the acquisition, as well as factors related to the Company’s business (including ATRM) including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management’s views as of the date presented.

3

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP adjusted EBITDA financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies.

Specifically, this presentation presents the non-GAAP financial measures “Adjusted EBITDA” (defined as “earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation, and other one-time transaction costs such as merger and acquisitions, financing and etc.”) and “Free Cash Flow” (defined as “net cash from operating activities excludes expenditures on purchases of property and equipment, net of dispositions”). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company (“HoldCo”).

For more information contact:
Digirad Corporation	Investor Relations
Chairman of the Board	The Equity Group
Jeff Eberwein	Lena Cati
203-489-9501	212-836-9611
ir@digirad.com	lcati@equityny.com

4